UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2017

Keane Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37988	38-4016639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Sage Road, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-0381

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the completion of the initial public offering (the “Offering”) of the common stock, par value $0.01 per share (the “Common Stock”) of Keane Group, Inc. (the “Company”), described in the Company’s prospectus (the “Prospectus”), dated January 19, 2017, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, which is deemed to be part of the Company’s Registration Statement on Form S-1 (File No. 333-215079), as amended (the “Registration Statement”), initially filed with the Securities and Exchange Commission on December 14, 2016, the Company entered into a Stockholders’ Agreement, dated as of January 20, 2017, by and among the Company and the stockholders named therein (the “Stockholders’ Agreement”). For further information concerning the Stockholders’ Agreement, see the sections entitled “Certain Relationships and Related Party Transactions—Stockholders’ Agreement” and “Description of Capital Stock—Stockholders’ Agreement” in the Prospectus.

The Stockholders’ Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The terms of the agreement are substantially the same as the terms set forth in the form of such agreement previously filed as an exhibit to the Registration Statement and as described therein.

On January 25, 2017, KGH Intermediate Holdco II, LLC, KGH Intermediate Holdco I, LLC, Keane Frac, LP, Keane Frac GP, LLC and KS Drilling, LLC (collectively, the “Note Parties”) entered into an amendment to the note purchase agreement (the “Amendment”) with certain financial institutions (collectively, the “Purchasers”) and U.S. Bank National Association, as agent for the Purchasers (the “Agent”), to, among other things, permit the Note Parties to enter into a revolving credit facility in an aggregate principal amount equal to $150,000,000 and to exclude any cash proceeds received in connection with the issuance of common equity of the Company as part of the initial public offering from the calculation of excess cash flow. This description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the completion of the Offering, effective as of January 20, 2017, the non-employee directors on the Company’s board of directors, Marc G. R. Edwards, Gary M. Halverson and Elmer D. Reed, were granted 52,082, 31,249 and 31,249 shares of restricted stock, respectively, under the Keane Group, Inc. Equity and Incentive Award Plan (the “Grants”). The Grants were made to the non-employee directors in substitution for their interests in Keane Group Holdings, LLC. The Grants provide that, subject to continued service with the Company on each vesting date, the restricted stock will vest in equal installments on each of October 1, 2017, October 1, 2018 and October 1, 2019, and will become fully vested upon a change in control. All unvested restricted stock will be forfeited upon a termination of service for any reason, except that upon a termination of service without cause, (i) all unvested restricted stock that would have vested on the next vesting date following the termination will vest upon such termination and (ii) the remaining restricted stock will remain outstanding for a period of 90 days following the termination date and will vest if a change in control occurs during such 90-day period. The form of Restricted Stock Award for the Grants is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Item 8.01 Other Events.

On January 20, 2017, in connection with the Offering, certain of the Company’s stockholders that are the current majority owners of the Company entered into the Limited Liability Company Agreement of Keane Investor Holdings LLC, dated January 20, 2017, by and among Cerberus International II Master Fund, L.P., Cerberus Institutional Partners, L.P. — Series Four, Cerberus Institutional Partners V, L.P., Cerberus CP Partners, L.P., Cerberus MG Fund, L.P., CIP VI Overseas Feeder, Ltd., CIP VI Institutional Feeder, L.P., JS Keane Coinvestor LLC, Trican Well Service, L.P., SJK Family Limited Partnership, LP, KCK Family Limited Partnership, LP, Timothy Keane, Brian Keane, SJ Keane Family Trust, Jacquelyn Keane, Cindy Keane, KC Family Trust, Cerberus Capital Management, L.P., S & K Management Services, LLC and the persons listed on Schedule A thereto (the “Keane Investor LLC Agreement”). For further information concerning the Keane Investor LLC Agreement, see the sections entitled “Certain Relationships and Related Party Transactions—Composition of our Board of Directors” and “Shares Eligible for Future Sale—Transfer Restrictions under the Keane Investor LLC Agreement” in the Prospectus.

The Keane Investor LLC Agreement is filed herewith as Exhibit 10.4 and is incorporated herein by reference. The terms of the agreement are substantially the same as the terms set forth in the form of such agreement previously filed as Exhibit 10.21 to the Registration Statement and as described therein.

On January 25, 2017, the Company and the selling stockholder named in the Prospectus (the “Selling Stockholder”) completed the Offering, including the exercise in full by the underwriters of their over-allotment option to purchase additional shares, of a total of 30,774,000 shares of Common Stock for cash consideration of $17.765 per share (net of underwriting discounts) to a syndicate of underwriters, for which Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC acted as representatives, for $546,700,110 in net proceeds before expenses. The other underwriters in the syndicate were Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Piper Jaffray & Co., Houlihan Lokey Capital, Inc., Guggenheim Securities, LLC, Scotia Capital (USA) Inc. and Stephens Inc.

The Company estimates that the net proceeds to it from its sale of the Company’s shares of common stock in the Offering, after deducting estimated underwriting discounts and commissions and estimated offering expenses payable by it with respect to the shares sold by the Company and the Selling Stockholder, were $254,294,110.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Stockholders’ Agreement, dated as of January 20, 2017, by and among Keane Group, Inc. and the stockholders named therein

10.2	Fifth Amendment to Note Purchase Agreement, dated as of January 25, 2017, by and among KGH Intermediate Holdco II, LLC, as Issuer, KGH Intermediate Holdco I, LLC, the other Note Parties party thereto, the required purchasers and U.S. Bank National Association, as agent for the purchasers

10.3	Keane Group, Inc. Form of Restricted Stock Award

10.4	Limited Liability Company Agreement of Keane Investor Holdings LLC, dated as of January 20, 2017, by and among Cerberus International II Master Fund, L.P., Cerberus Institutional Partners, L.P. — Series Four, Cerberus Institutional Partners V, L.P., Cerberus CP Partners, L.P., Cerberus MG Fund, L.P., CIP VI Overseas Feeder, Ltd., CIP VI Institutional Feeder, L.P., JS Keane Coinvestor LLC, Trican Well Services, L.P., SJK Family Limited Partnership, LP, KCK Family Limited Partnership, LP, Tim Keane, Brian Keane, SJ Keane Family Trust, Jacquelyn Keane, Cindy Keane, KC Family Trust, Cerberus Capital Management, L.P., S & K Management Services, LLC and the persons listed on Schedule A thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEANE GROUP, INC.

Dated: January 26, 2017	By:	/s/ Kevin M. McDonald
Kevin M. McDonald
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stockholders’ Agreement, dated as of January 20, 2017, by and among Keane Group, Inc. and the stockholders named therein

10.2	Fifth Amendment to Note Purchase Agreement, dated as of January 25, 2017, by and among KGH Intermediate Holdco II, LLC, as Issuer, KGH Intermediate Holdco I, LLC, the other Note Parties party thereto, the required purchasers and U.S. Bank National Association, as agent for the purchasers

10.3	Keane Group, Inc. Form of Restricted Stock Award

10.4	Limited Liability Company Agreement of Keane Investor Holdings LLC, dated as of January 20, 2017, by and among Cerberus International II Master Fund, L.P., Cerberus Institutional Partners, L.P. — Series Four, Cerberus Institutional Partners V, L.P., Cerberus CP Partners, L.P., Cerberus MG Fund, L.P., CIP VI Overseas Feeder, Ltd., CIP VI Institutional Feeder, L.P., JS Keane Coinvestor LLC, Trican Well Services, L.P., SJK Family Limited Partnership, LP, KCK Family Limited Partnership, LP, Tim Keane, Brian Keane, SJ Keane Family Trust, Jacquelyn Keane, Cindy Keane, KC Family Trust, Cerberus Capital Management, L.P., S & K Management Services, LLC and the persons listed on Schedule A thereto